UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

PURAMED BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	00-52771 (Commission File Number)	20-5510104 (IRS Employer Identification No.)

1326 Schofield Avenue
Schofield, WI 54476
       (Address of principal executive offices)

(715) 359-6373
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Effective May 8, 2014, PuraMed Bioscience, Inc., a Minnesota corporation (the “Company”) issued a Master Convertible Promissory Note (the “Note”) in favor of Tonaquint, Inc., a Utah corporation (the “Lender”), in the aggregate principal amount of $280,000 (the “Original Outstanding Balance”).

Pursuant to the Note and subject to its terms and conditions, the Lender shall have the right, but not the obligation, to lend additional funds to the Company in up to 20 tranches in addition to the Original Outstanding Balance, each in the amount of $25,000 (each, a “Tranche”) and each evidenced by a separate note (each, a “Subsequent Note”).

Lender has the right at any time after the date that is six months from the date of the Note and/or any Subsequent Note, as applicable, to convert all or any part of such outstanding balance into, for shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”).  The number of Common Stock shares issuable to the Lender upon such conversion shall be determined by dividing the applicable “Conversion Amount” (as defined in the Note) by the “Conversion Price” (as defined in the Note).

As additional consideration for the Lender’s purchase of the Note and advancing funds thereunder, the outstanding balance of the Note reflects an original issuance discount of $25,000.  Each Subsequent Note will have an initial outstanding balance of $27,500 to reflect an original issuance discount of $2,500.

In connection with the issuance and funding of the Note, the Company and the Lender entered into that certain Waiver Regarding Warrant, dated as of May 8, 2014 (the “Warrant Waiver”), which established a maximum amount of shares issuable pursuant to exercise of that certain Warrant to Purchase Shares of Common Stock dated September 13, 2012 issued by the Company to the Lender (the “Warrant”).  All other terms of the Warrant remain in full force and effect.

The above description of the Note and the Warrant Waiver are intended as summaries only and are qualified in their entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Note and the Warrant Waiver, this reference is made to such Note and Warrant Waiver, which are filed hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by this reference.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 2.03.

Item 3.02.                      Unregistered Sales of Equity Securities.

The disclosure provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 3.02.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Master Convertible Promissory Note issued by PuraMed Bioscience, Inc. effective May 8, 2014 *

4.2	Waiver Regarding Warrant by and between PuraMed Bioscience, Inc. and Tonaquint, Inc. dated as of May 8, 2014 *

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURAMED BIOSCIENCE, INC.

May 12, 2014	By:	/s/ Russell W. Mitchell
Russell W. Mitchell
Chief Executive Officer/Chief Financial Officer